Supplement to the
Fidelity® Advisor Diversified International Fund
Class A, Class T, Class B, and Class C
December 30, 2003
Prospectus

Effective April 2, 2004 the following information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 13 has been changed as follows.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

The following information replaces the biographical information for William Bower found in the "Fund Management" section beginning on page 25.

Penny Dobkin is vice president and manager of Advisor Diversified International Fund, which she has managed since October 2004. Since joining Fidelity Investments in 1980, Ms. Dobkin has worked as a research analyst and manager.

ADIF-04-03 October 8, 2004
1.743414.115

Supplement to the
Fidelity® Advisor Diversified International Fund
Institutional Class
December 30, 2003
Prospectus

The following information replaces the biographical information for William Bower found in the "Fund Management" section beginning on page 22.

Penny Dobkin is vice president and manager of Advisor Diversified International Fund, which she has managed since October 2004. Since joining Fidelity Investments in 1980, Ms. Dobkin has worked as a research analyst and manager.

ADIFI-04-02 October 8, 2004
1.743415.112